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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-32044, 333-16077 and 333-84384) of M&T Bank
Corporation of our report dated February 17, 2004, relating to the Financial Statements, which appear in this Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statements.

/s/ PRICEWATERHOUSECOOPERS LLP

Buffalo, New York
February 26, 2004